Defiance Retail Kings ETF Trading Symbol: RKNG	Summary Prospectus January 20, 2026
The Nasdaq Stock Market LLC	www.defianceetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated December 17, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholder, and other information about the Fund online at www.defianceetfs.com/rkng. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Defiance Retail Kings ETF (the “Fund” or the “Retail Kings ETF”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.79%
* Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$81	$252
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in equity securities, including American depositary receipts (“ADRs”), of “Retail Kings.” The Fund defines Retail Kings as U.S.-listed companies identified by the retail investor sentiment Model (defined below) that achieve high scores according to the Momentum Scoring System (defined below) based on bullish momentum factors. The Fund’s investment adviser, Defiance ETFs, LLC (the “Adviser”), believes that retail investors’ online activity and digital sentiment serve as leading indicators of bullish stock momentum. The Fund invests primarily in common stocks of U.S.-listed companies.
Although the Fund may invest in companies that are classified as “retailers” if they meet certain investment criteria described below, the Fund does not invest primarily in retailers as part of its principal investment strategy.
To select investments for the Fund’s portfolio, the Adviser first utilizes an exclusive, proprietary, retail investor sentiment model (the “Model”) developed by Futurum Equities, the Fund’s sponsor (the “Sponsor”). The Model seeks to identify the equity securities of companies emerging as favorites or trending leaders in online retail investor communities, platforms and forums focused on investing in the stock market. These stocks and their issuers exhibit elevated retail investor sentiment as measured by digital sentiment analysis as well as online engagement trends and social activity. In addition, the Model evaluates retail investors’ perception of such stocks, the brand quality of companies, and insider participation with respect to trading activity. The Model further evaluates companies for: 1) future vendor relevance, 2) fundamental resilience, and 3) competitive moat and intellectual property advantage, as defined below. The Model identifies the top 100 companies (the “Eligible Universe”) from a starting universe of all U.S.-listed companies with a minimum market capitalization of $200 million ( i.e. , the Model can select large-, mid-, and small-capitalization companies).
•Future Vendor Relevance – The Model evaluates companies for their potential to serve as critical vendors within long-term secular growth themes. The Model seeks to identify businesses positioned to benefit from emerging technological and structural trends.
• Fundamental Resilience –The Model screens companies for financial durability, including revenue growth, margin profile, and balance sheet strength, with a focus on their ability to compound value across varying market cycles.
• Competitive Moat and Intellectual Property Advantage – The Model selects companies with a demonstrated competitive moat, including proprietary intellectual property, differentiated platform dynamics, or ecosystem advantages that suggest potential for sustained market leadership. Within the Model, “competitive moat” means the defensibility and persistence of retail investor interest in a company, as compared to interest in other companies, making such company more likely to sustain prominence as a retail investor favorite over time.
The Sponsor is not affiliated with ETF Series Solutions, the Adviser, or the Fund’s sub-adviser.
The Adviser next applies a momentum overlay to rank companies in the Eligible Universe using the Adviser’s proprietary momentum scoring system (the “Momentum Scoring System”). The Momentum Scoring System assigns each security in the Eligible Universe a composite score derived from multiple quantitative factors, including:
•Price Trend Persistence: Measures sustained upward price movement across multiple timeframes (e.g., 3-, 6-, and 12-month trailing returns).
•Relative Strength Ranking: Compares each security’s performance against the broader universe and relevant sector benchmarks.
•Volatility-Adjusted Returns: Incorporates Sharpe-like measures to prioritize securities with strong risk-adjusted momentum.
•Breadth and Confirmation Metrics: Evaluates participation across trading volume, moving averages, and breakout thresholds to confirm trend durability.
The Adviser selects the top 30-50 Eligible Universe securities, as ranked by the Momentum Scoring System, for inclusion in the Fund’s portfolio at each rebalance. This systematic process is designed to capture leadership within innovation-driven sectors, such as, currently, the financials, industrials, and information technology sectors, providing increased exposure to companies that demonstrate accelerating price performance and improving investor sentiment.
The Adviser rebalances the Fund’s portfolio at least quarterly and may sell a security for the Fund when, in its opinion, one or more of the following occurs, among other reasons: 1) the Model identifies a more attractive security, 2) there are significant changes to a security’s fundamental factors, and 3) the risk profile of a particular security has changed. The Fund may engage in frequent and active trading as a result of its strategy. The Fund may also engage in securities lending as part of the Fund’s principal investment strategy. The Fund is non-diversified.
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of Retail Kings companies.
The Fund’s portfolio holdings will generally be equally weighted upon the Adviser’s rebalance of the Fund’s portfolio. At its inception, the Fund may have significant exposure to the information technology sector as well as the aerospace & defense industry and the semiconductor & semiconductor equipment industry; however, this may change from time to time.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund”.
•ADR Risk. ADRs involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. ADRs listed on U.S. exchanges are issued by banks or trust companies, and ADRs entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.

• Aerospace and Defense Companies Industry Risk. Government aerospace and defense regulation and spending policies can significantly affect the aerospace and defense industry because many companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) government demand for their products and services. There are significant inherent risks in contracting with the U.S. government that could have a material adverse effect on the business, financial condition and results of operations of industry participants.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, trade wars and tariffs, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
•Market Capitalization Risk
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

•Models and Data Risk. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The models used to construct the Fund’s portfolio are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
•Momentum Style Investing Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average returns recently. This style of investing is subject to the risk that (1) these securities may be more volatile than a broad cross-section of securities and (2) the returns on securities that have previously exhibited price momentum may be less than the returns on other styles of investing or the overall stock market. High momentum may also be a sign that the securities’ prices have peaked. Momentum can change quickly and result in significant variation in performance from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
•Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with proprietary retail sentiment score shifts. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
• Retail Investor Sentiment Risk. Investments in the equity securities of issuers that exhibit elevated retail investor sentiment may underperform or be more volatile than investments in the broader equity market and/or equities that do not garner retail investor interest. Positive sentiment across digital platforms, communities, or forums with respect to a stock or issuer may not result in, or correlate with, positive stock performance. The Model’s assessment of retail investor sentiment relies on relatively new and untested social media analytics. Further, online retail investors may exhibit positive sentiment toward equity securities that are disfavored by the broader market, including institutional Wall Street investment firms. Contributors to online investment forums may not have the educational background, qualifications, or industry experience of more established Wall Street investors. Further, any investments selected by the Model that emerge from these digital communities are subject to bias and self-interest since these online communities and investment forums have no fiduciary duty to the public, including the Fund and its shareholders. In particular, social media posts evaluated by the Model may be published in an attempt to manipulate the market or alter public perception of a company stock. There is no guarantee that the Model will be successful in screening out biased or manipulative social media posts when evaluating retail investor sentiment online.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦ Financials Sector Risk. This sector, which includes banks, insurance companies, and financial service firms, can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Banks, in particular, are subject to volatile interest rates, severe price competition, and extensive government oversight and regulation, which may limit certain economic activities available to banks, impact their fees and overall profitability, and establish capital maintenance requirements. In addition, banks may have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Insurance companies are subject to similar risks as banks, including adverse economic conditions, changes in interest rates, increased competition and government regulation, but insurance companies are more at risk from changes in tax law, government imposed premium rate caps, and catastrophic events, such as earthquakes, floods, hurricanes and terrorist acts. This sector has experienced significant losses in the recent past, and the impact of higher interest rates, more stringent capital requirements, and of recent or future regulation on any individual financial company, or on the sector as a whole, cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in the financial sector and have caused significant losses.
◦ Industrials Sector Risk.   The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
• Semiconductors and Semiconductor Equipment Industry Risk. Competitive pressures, intense competition, aggressive pricing, technological developments, changing demand, research and development costs, availability and price of components and product obsolescence can significantly affect companies operating in the semiconductors and Semiconductor Equipment industry. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductors and Semiconductor Equipment industry. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductors and Semiconductor Equipment industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductors and Semiconductor Equipment industry have been and likely will continue to be extremely volatile.
Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.defianceetfs.com.
Portfolio Management

Adviser	Defiance ETFs, LLC
Sub-Adviser	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers	Sylvia Jablonski, Chief Executive Officer and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund since its inception in December, 2025.
Ms. Jablonski provides her recommendations to Dustin Lewellyn, CFA, Managing Director, Ernesto Tong, CFA, Managing Director, and Christine Johanson, CFA, Director and Senior Portfolio Manager of the Sub-Adviser. Messrs. Lewellyn and Tong and Ms. Johanson have been jointly and primarily responsible for the trade management of the Fund since its inception in December, 2025.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.defianceetfs.com.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.